SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 19, 2009

HANCOCK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Mississippi	0-13089	64-0169065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hancock Plaza, 2510 14th Street,
Gulfport, Mississippi 39501
(Address of principal executive offices) (Zip code)

(228) 868-4000
(Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On October 19, 2009, Hancock Holding Company issued a press release announcing earnings for third quarter 2009. The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release issued by Hancock Holding Company dated October 19, 2009, headed "Hancock Holding Company announces earnings for third quarter 2009," and related financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 19, 2009

HANCOCK HOLDING COMPANY
(Registrant)

		By:	/s/ Paul D. Guichet
Paul D. Guichet
Vice President
Investor Relations